ARROW DYNAMIC INCOME FUND

CLASS A SHARES: ASFFX

CLASS C SHARES: ASFTX

INSTITUTIONAL CLASS SHARES: ASFNX

(a series of Arrow Investments Trust)

Supplement dated May 24, 2019

to the Statement of Additional Information dated December 1, 2018

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The second full paragraph on page 10 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass- through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds, except for the Arrow Dynamic Income Fund, do not purchase interests in pools created by such non-governmental issuers.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 1, 2018. This document provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.

Please retain this Supplement for future reference.